Wireless Fund
		Schedule of Investments
		June 30, 2020 (Unaudited)
Shares				Fair Value	% of Net Assets

COMMON STOCKS

Electronic Computers
925	Apple Inc.			$ 337,440	5.14%

Radio Telephone Communications
600	T-Mobile US, Inc. *			62,490	0.95%

Radio & TV Broadcasting & Communications Equipment
1,500	QUALCOMM Incorporated			136,815	2.08%

Retail - Catalog & Mail-Order Houses
375	Amazon.com, Inc. *			1,034,558	15.76%

Semiconductors & Related Devices
5,400	Advanced Micro Devices, Inc. *			284,094
400	Broadcom Inc.			126,244
6,800	Marvell Technology Group Ltd. (Bermuda)			238,408
6,100	Micron Technology, Inc. *			314,272
1,720	NVIDIA Corporation			653,445
				1,616,463	24.63%

Services - Business Services, NEC
1,100	Akamai Technologies, Inc. *			117,799
910	Alibaba Group Holding Limited * **			196,287
150	NetEase, Inc. **			64,407
800	PayPal Holdings, Inc. *			139,384
640	Visa Inc. - Class A			123,629
				641,506	9.78%

Services - Computer Processing & Data Preparation
400	RingCentral, Inc. - Class A *			114,004	1.74%

Services - Computer Programming, Data Processing, Etc.
180	Alphabet Inc. - Class A *			255,249
2,200	Tencent Holdings Limited **			140,800
315	The Trade Desk, Inc. *			128,047
1,370	Facebook, Inc. - Class A *			311,086
				835,182	12.73%

Services - Internet Services
360	Netflix, Inc. *			163,814	2.50%

Services - Prepackaged Software
1,700	Activision Blizzard, Inc.			129,030
490	Adobe Inc. *			213,302
680	Cadence Design Systems, Inc. *			65,253
3,800	Microsoft Corporation			773,338
340	Synopsys, Inc. *			66,300
				1,247,223	19.00%

Total Common Stocks (Cost $4,008,779)				6,189,495	94.31%

Real Estate Investment Trusts
1,100	Crown Castle International Corp.			184,085
140	Equinix, Inc.			98,322
Total for Real Estate Investment Trusts (Cost - $241,844)				282,407	4.30%

Subscription Rights
30	T-Mobile US, Inc. Subscription Rights Expiring 7/27/2020			5
Total for Subscription Rights (Cost - $0)				5	0.00%

Money Market Funds
92,921	Invesco Short-Term Investments Trust Government & Agency Portfolio -
	Institutional Class 0.09% ***			92,921	1.42%
	(Cost - $92,921)

	Total Investments			6,564,828	100.03%
	(Cost - $4,343,544)

	Liabilities in Excess of Other Assets			(2,150)	-0.03%

	Net Assets			$ 6,562,678	100.00%

* Non-Income Producing Security.
** ADR - American Depositary Receipt.
*** The Yield shown represents the 7-day yield at June 30, 2020.

1. SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of securities owned at June 30, 2020, was $4,343,544. At June 30, 2020, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments was as follows:

	Unrealized Gain			$ 2,238,871
	Unrealized Loss			(17,587)
	Unrealized Gain			$ 2,221,284

2. SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks including ADRs, REITs and Subscription Rights). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value provided by the funds and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2020:

Valuation of Inputs and Assets		Level 1	Level 2	Level 3	Total
Common Stocks		$ 6,189,495	$ -	$ -	$ 6,189,495
Real Estate Investment Trusts		282,407	-	-	282,407
Subscription Rights		5	-	-	5
Money Market Funds		92,921	-	-	92,921
Total		$ 6,564,828	$ -	$ -	$ 6,564,828